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                                                                  Exhibit 10.10


                                GB HOLDINGS, INC.

March 23, 2004


Ealing Corp.
c/o Icahn Associates Corp.
767 5th Avenue, 47th floor
New York, NY 10153

Gentlemen:

Pursuant to the terms of the Commitment Letter, dated January 30, 2004, we hereby request that you begin preparation of the definitive loan documents and security documents (collectively, the "Definitive Agreements"), based upon the terms set forth therein. We also request that you agree to extend the term of the Commitment Letter from April 1, 2004, to May 1, 2004. The execution of the Definitive Agreements is subject to the approval of each of us.

In connection with our request to commence the drafting of the Definitive Agreements, we hereby undertake to reimburse you for all costs and expenses incurred in the preparation, negotiation, execution and filing of the Definitive Agreements.

We look forward to receiving your drafts and commencing negotiations at your earliest convenience.


                                      Very truly yours,

                                      GB HOLDINGS, INC.

                                      /s/ Douglas Niethold
                                      ------------------------------------------
                                      Name:  Douglas Niethold
                                      Title: Interim Vice President, Chief
                                             Financial Officer, Principal
                                             Accounting Officer


Receipt Acknowledged and Agreed:
EALING CORP.

/s/ Edward E. Mattner
----------------------------------
Name:  Edward E. Mattner
Title: Vice President